Exhibit 10.1

AMENDMENT NUMBER ONE

TO EMPLOYMENT AGREEMENT BETWEEN DURATA THERAPEUTICS, INC.

AND MICHAEL DUNNE

This AMENDMENT NUMBER ONE (the “Amendment”) to the Employment Agreement dated June 10, 2012 (the “Agreement”) is made as of May 1, 2014 between Durata Therapeutics, Inc. (the “Company”), and Michael Dunne (“Employee”).

WHEREAS, the Company and the Employee entered into the Agreement on June 10, 2012.

WHEREAS, the parties wish to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties intending to be legally bound agree as follows:

1.	Section 4.4 of the Agreement is deleted in its entirety.

2.	Section 3.1 of the Agreement shall be amended so that Executive’s Base Salary is $395,247.88 as of the Effective Date of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DURATA THERAPEUTICS

By:	/s/ Patricia Adams
Patricia Adams
Senior Director, Human Resources

EMPLOYEE

/s/ Michael Dunne
Michael Dunne
Chief Medical Officer